Janus Investment Fund

Janus Henderson Global Bond Fund

Janus Henderson Multi-Sector Income Fund

Supplement dated June 28, 2017

to Currently Effective Prospectuses

Effective immediately, the following replaces the corresponding information for Janus Henderson Global Bond Fund and Janus Henderson Multi-Sector Income Fund (each, a “Fund” and collectively, the “Funds”) as noted below. The change reflects an increase in each Fund’s limit on investing in short positions from 10% to 50%. This change is intended to provide each Fund with greater hedging flexibility.

1.	The following sentence is added at the end of the second paragraph under “Principal Investment Strategies” in the Fund Summary section of each Fund’s Prospectuses:

The Fund may also enter into short positions for hedging purposes.

2.	The following replaces in its entirety the disclosure found under “Short Sales” in the “Additional Investment Strategies and General Portfolio Policies” section of the Funds’ Prospectuses:

Certain Funds may engage in short sales. In general, no more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). A Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. In addition, Janus Henderson Global Bond Fund and Janus Henderson Multi-Sector Income Fund may invest up to 50% of their net assets in short positions for hedging purposes. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.

A Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on a Fund, which may increase the Fund’s volatility.

3.	The following replaces in its entirety the bullet point titled “Interest Rate Futures Risk” under “Derivatives Risk” in the “Risks of the Funds” section of the Funds’ Prospectuses:

•	Futures and Swaps Related to Interest Rate Risk. A Fund’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of futures and swaps related to interest rates.

Please retain this Supplement with your records.

2